UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM N-CSR

CERTIFIED SHAREHOLDER REPORT OF REGISTERED

MANAGEMENT INVESTMENT COMPANIES

Investment Company Act file number 811-1940

Legg Mason Partners Appreciation Fund, Inc.

(Exact name of registrant as specified in charter)

125 Broad Street, New York, NY	10004
(Address of principal executive offices)	(Zip code)

Robert I. Frenkel, Esq.

Legg Mason & Co., LLC

300 First Stamford Place, 4th Floor

Stamford, CT 06902

(Name and address of agent for service)

Registrant’s telephone number, including area code: (800) 451-2010

Date of fiscal year end: December 31

Date of reporting period: December 31, 2006

ITEM 1.	REPORT TO STOCKHOLDERS.

The Annual Report to Stockholders is filed herewith.

[INSERT SHAREHOLDER REPORT]

ANNUAL REPORT

DECEMBER 31, 2006

Legg Mason Partners Appreciation Fund, Inc.

INVESTMENT PRODUCTS: NOT FDIC INSURED • NO BANK GUARANTEE • MAY LOSE VALUE

Legg Mason Partners Appreciation Fund, Inc.

Annual Report  •  December 31, 2006

What’s

Inside

Fund Objective

The Fund seeks long-term appreciation of shareholders’ capital.

Letter from the Chairman

R. JAY GERKEN, CFA

Chairman, President and Chief Executive Officer

Dear Shareholder,

U.S. economic growth was mixed during the 12-month reporting period. After gross domestic product (“GDP”)i increased 1.7% in the fourth quarter of 2005, the economy then rebounded sharply in the first quarter of 2006. Over this period, GDP rose 5.6%, its best showing since the third quarter of 2003. In the second quarter of 2006, GDP growth was 2.6% and it further moderated to 2.0% in the third quarter. The economy then strengthened in the fourth quarter, due largely to increased consumer spending. Over this time, the advance estimate for GDP growth was 3.5%.

After increasing the federal funds rateii to 5.25% in June—its 17th consecutive rate hike—the Federal Reserve Board (“Fed”)iii paused from raising rates at its next five meetings. In its statement accompanying the January 2007 meeting, the Fed stated, “Recent indicators have suggested somewhat firmer economic growth, and some tentative signs of stabilization have appeared in the housing market. Readings on core inflation have improved modestly in recent months, and inflation pressures seem likely to moderate over time.”

After treading water during the first half of 2006, stocks rallied sharply and generated strong results during the second half of the reporting period. Early in the year, continued Fed rate hikes, record high oil prices and uncertainty about the economy dragged down the stock market. However, oil prices then retreated, the economy began to weaken and the Fed held rates steady. These factors, combined with continued strong corporate profits, propelled the market higher. All told, the S&P 500 Indexiv returned 15.78% during the 12 months ended December 31, 2006.

Looking at the market more closely, from an investment style perspective, value stocks significantly outperformed growth stocks, with the Russell 3000 Valuev and Russell 3000 Growthvi Indexes returning 22.34% and 9.46%,

Legg Mason Partners Appreciation Fund, Inc.         I

respectively. In terms of market capitalizations, small-cap stocks outperformed their large- and mid-cap counterparts during the year, with the Russell 2000vii, Russell 1000viii and Russell MidCapix Indexes returning 18.37%, 15.46%, and 15.26%, respectively. However, excluding the returns in January, when small-cap stocks soared, large-caps outperformed during the year. Over the last 11 months of 2006, the Russell 1000 Index gained 12.31% versus 8.63% for the Russell 2000 Index. With the economy slowing, investors were drawn to more defensive, large-cap companies.x

Please read on for a more detailed look at prevailing economic and market conditions during the Fund’s fiscal year and to learn how those conditions have affected Fund performance.

Special Shareholder Notices

Effective August 1, 2006, Legg Mason Partners Fund Advisor, LLC (“LMPFA”) became the Fund’s investment manager and ClearBridge Advisors, LLC (“ClearBridge”), formerly known as CAM North America, LLC, became the Fund’s subadviser. The portfolio managers who are responsible for the day-to-day management of the Fund remained the same immediately prior to and immediately after the date of these changes. LMPFA and ClearBridge are wholly-owned subsidiaries of Legg Mason, Inc.

Certain changes regarding share class pricing and related matters were implemented during the reporting period. Please consult the Fund’s current prospectus for more information.

The Fund was formerly known as Smith Barney Appreciation Fund Inc.

Information About Your Fund

As you may be aware, several issues in the mutual fund industry have come under the scrutiny of federal and state regulators. Affiliates of the Fund’s manager have, in recent years, received requests for information from various government regulators regarding market timing, late trading, fees, and other mutual fund issues in connection with various investigations. The regulators appear to be examining, among other things, the Fund’s response to market timing

II         Legg Mason Partners Appreciation Fund, Inc.

and shareholder exchange activity, including compliance with prospectus disclosure related to these subjects. The Fund is not in a position to predict the outcome of these requests and investigations.

Important information with regard to recent regulatory developments that may affect the Fund is contained in the Notes to Financial Statements included in this report.

As always, thank you for your confidence in our stewardship of your assets. We look forward to helping you meet your financial goals.

Sincerely,

R. Jay Gerken, CFA

Chairman, President and Chief Executive Officer

January 31, 2007

All index performance reflects no deduction for fees, expenses or taxes. Please note that an investor cannot invest directly in an index.

[i]	Gross domestic product is a market value of goods and services produced by labor and property in a given country.
ii	The federal funds rate is the interest rate that banks with excess reserves at a Federal Reserve district bank charge other banks that need overnight loans.
iii

The Federal Reserve Board is responsible for the formulation of a policy designed to promote economic growth, full employment, stable prices, and a sustainable pattern of international trade and payments.

iv	The S&P 500 Index is an unmanaged index of 500 stocks that is generally representative of the performance of larger companies in the U.S.
[v]

The Russell 3000 Value Index measures the performance of those Russell 3000 Index companies with lower price-to-book ratios and lower forecasted growth values. (A price-to-book ratio is the price of a stock compared to the difference between a company’s assets and liabilities.)

vi	The Russell 3000 Growth Index measures the performance of those Russell 3000 Index companies with higher price-to-book ratios and higher forecasted growth values.
vii

The Russell 2000 Index measures the performance of the 2,000 smallest companies in the Russell 3000 Index, which represents approximately 8% of the total market capitalization of the Russell 3000 Index.

viii

The Russell 1000 Index measures the performance of the 1,000 largest companies in the Russell 3000 Index, which represents approximately 92% of the total market capitalization of the Russell 3000 Index.

ix

The Russell Midcap Index measures the performance of the 800 smallest companies in the Russell 1000 Index, which represents approximately 25% of the total market capitalization of the Russell 1000 Index.

[x]	Source: Russell Investment Group, 1/07.

Legg Mason Partners Appreciation Fund, Inc.          III

Fund Overview

Q. What were the overall market conditions during the Fund’s reporting period?

A. The stock market went through two distinct phases over the course of the reporting period. The first phase, early in the year, saw the market (as represented by the S&P 500 Indexi) trade within a limited range and then weaken considerably as spring arrived. By the end of June, and into the summer, skepticism about stocks was high and rising among both professional and individual investors. Weakness in the economy during the summer led to increased corporate earnings anxiety, accentuated by uncertainty concerning the intentions of the Federal Reserve Board (“Fed”)ii.

But as the year progressed, a confluence of factors resulted in an advance that caught a lot of people flat-footed. Instead of declining, corporate earnings in general came through with strength. The decline in housing-related activity triggered hopes of Fed easing. Merger activity and private equity buyouts caused investors to realize that credit was cheap and available and that there were still some decent values to be had in the stock market. Finally, professional investors, who had been preparing for tough markets, had to step in and play catch-up, fueling demand for stocks and helping drive a rally that started late in the third calendar quarter and continued through the end of the year.

Performance Review

For the 12 months ended December 31, 2006, Class A shares of the Legg Mason Partners Appreciation Fund, Inc., excluding sales charges, returned 14.57%. These shares outperformed the Lipper Large-Cap Core Funds Category Average1 which increased 13.53%. The Fund’s unmanaged benchmark, the S&P 500 Index, returned 15.78% for the same period.

[1]

Lipper, Inc. is a major independent mutual-fund tracking organization. Returns are based on the 12-month period ended December 31, 2006, including the reinvestment of all distributions, including returns of capital, if any, calculated among the 814 funds in the Fund’s Lipper category, and excluding sales charge.

Legg Mason Partners Appreciation Fund, Inc. 2006 Annual Report         1

Performance Snapshot as of December 31, 2006 (excluding sales charges) (unaudited)

	6 Months	12 Months
Appreciation Fund — Class A Shares	10.74%	14.57%

S&P 500 Index	12.73%	15.78%

Lipper Large-Cap Core Funds Category Average	11.68%	13.53%

The performance shown represents past performance. Past performance is no guarantee of future results and current performance may be higher or lower than the performance shown above. Principal value and investment returns will fluctuate and investors’ shares, when redeemed, may be worth more or less than their original cost. To obtain performance data current to the most recent month-end, please visit our website at www.leggmason.com/InvestorServices.

Excluding sales charges, Class B shares returned 10.22%, Class C shares returned 10.38% and Class I (formerly class Y) shares returned 10.94% over the six months ended December 31, 2006. Excluding sales charges, Class B shares returned 13.55%, Class C shares returned 13.80% and Class I shares returned 14.97% over the twelve months ended December 31, 2006. All share class returns assume the reinvestment of all distributions, including returns of capital, if any, at net asset value and the deduction of all Fund expenses. Returns have not been adjusted to include sales charges that may apply when shares are purchased or the deduction of taxes that a shareholder would pay on Fund distributions.

Class R commenced operations on December 28, 2006 as such, no performance is being shown as of December 31, 2006.

Performance figures reflect reimbursements and/or fee waivers, without which the performance would have been lower.

Lipper, Inc. is a major independent mutual-fund tracking organization. Returns are based on the period ended December 31, 2006, including the reinvestment of all distributions, including returns of capital, if any, calculated among the 848 funds for the six-month period and among the 814 funds for the 12-month period in the Fund’s Lipper category, and excluding sales charges.

Q. What were the most significant factors affecting Fund performance?

While all the Fund’s sectors experienced positive returns for the annual period, on an absolute basis, the greatest contributors to the Fund’s performance for the year were its holdings in the financials sector, followed by its positions in the industrials sector. The Fund’s positions in the energy, information technology (“IT”), consumer discretionary, materials and consumer staples sectors also made significant contributions to performance for the year.

What were the leading contributors to performance?

A. The greatest contributors to performance for the period included positions in Berkshire Hathaway Inc. and Forest City Enterprises Inc., both in the financials sector, Exxon Mobil Corp. in energy, Cisco Systems Inc. in the IT sector, and Walt Disney Co. in consumer discretionary. All five stocks were still held by the Fund at the close of the year.

What were the leading detractors from performance?

A. The greatest detractors from performance for the period included positions in Yahoo! Inc. and Intel Corp., both in IT, Amazon.com Inc. in consumer discretionary,

2          Legg Mason Partners Appreciation Fund, Inc. 2006 Annual Report

as well as Amgen Inc. and Medtronic Inc. in health care. The Fund closed its positions in both Amazon.com and Medtronic over the course of the period.

Q. Were there any significant changes to the Fund during the reporting period?

A. While the Fund experienced a historically consistent level of portfolio turnover during the past year, the managers did not make any significant alterations to the portfolio or its sector allocation.

Thank you for your investment in the Legg Mason Partners Appreciation Fund, Inc. As ever, we appreciate that you have chosen us to manage your assets and we remain focused on achieving the Fund’s investment goals.

Sincerely,

Hersh Cohen Portfolio Manager ClearBridge Advisors, LLC	Scott Glasser Portfolio Manager ClearBridge Advisors, LLC

January 20, 2007

The information provided is not intended to be a forecast of future events, a guarantee of future results or investment advice. Views expressed may differ from those of the firm as a whole.

Portfolio holdings and breakdowns are as of December 31, 2006 and are subject to change and may not be representative of the portfolio managers’ current or future investments. The Fund’s top ten holdings (as a percentage of net assets) as of this date were: Berkshire Hathaway Inc. (5.9%), General Electric Co. (5.2%), Merrill Lynch & Co. Inc., Repurchase Agreement (3.4%), Microsoft Corp. (3.4%), Exxon Mobil Corp. (3.0%), 3M Co. (2.6%), Time Warner Inc. (2.5%), Cisco Systems Inc. (2.5%), United Technologies Corp. (2.3%) and Forest City Enterprises Inc. (2.1%). Please refer to pages 9 through 13 for a list and percentage breakdown of the Fund’s holdings.

The mention of sector breakdowns is for informational purposes only and should not be construed as a recommendation to purchase or sell any securities. The information provided regarding such sectors is not a sufficient basis upon which to make an investment decision. Investors seeking financial advice regarding the appropriateness of investing in any securities or investment strategies discussed should consult their financial professional. Portfolio holdings are subject to change at any time and may not be representative of the portfolio managers’ current or future investments. The Fund’s top five sector holdings (as a percentage of net assets) as of December 31, 2006 were: Industrials (20.0%), Financials (19.8%), Information Technology (16.3%), Consumer Staples (10.5%) and Energy (8.2%). The Fund’s portfolio composition is subject to change at any time.

RISKS: Keep in mind, stock prices are subject to market fluctuations. The Fund may invest in small- and mid-cap companies that may involve a higher degree of risk and volatility than investments in large-cap companies. The Fund may use derivatives, such as options and futures, which can be illiquid, may disproportionately increase losses, and have a potentially large impact on Fund performance. Please see the Fund’s prospectus for more information on these and other risks.

All index performance reflects no deduction for fees, expenses or taxes. Please note an investor cannot invest directly in an index.

[i]	The S&P 500 Index is an unmanaged index of 500 stocks that is generally representative of the performance of larger companies in the U.S.

ii

The Federal Reserve Board is responsible for the formulation of a policy designed to promote economic growth, full employment, stable prices, and a sustainable pattern of international trade and payments.

Legg Mason Partners Appreciation Fund, Inc. 2006 Annual Report         3

Fund at a Glance (unaudited)

4          Legg Mason Partners Appreciation Fund, Inc. 2006 Annual Report

Fund Expenses (unaudited)

Example

As a shareholder of the Fund, you may incur two types of costs: (1) transaction costs, including front-end and back-end sales charges (loads) on purchase payments; and (2) ongoing costs, including management fees; distribution and/or service (12b-1) fees; and other Fund expenses. This example is intended to help you understand your ongoing costs (in dollars) of investing in the Fund and to compare these costs with the ongoing costs of investing in other mutual funds.

This example is based on an investment of $1,000 invested on July 1, 2006 and held for the six months ended December 31, 2006.

Actual Expenses

The table below titled “Based on Actual Total Return” provides information about actual account values and actual expenses. You may use the information provided in this table, together with the amount you invested, to estimate the expenses that you paid over the period. To estimate the expenses you paid on your account, divide your ending account value by $1,000 (for example, an $8,600 ending account value divided by $1,000 = 8.6), then multiply the result by the number under the heading entitled “Expenses Paid During the Period”.

Based on Actual Total Return(1)

	Actual Total Return Without Sales Charges(2)	Beginning Account Value	Ending Account Value	Annualized Expense Ratio(3)	Expenses Paid During the Period(4)
Class A	10.74%	$1,000.00	$1,107.40	0.95%	$5.05

Class B	10.22	1,000.00	1,102.20	1.88	9.96

Class C	10.38	1,000.00	1,103.80	1.67	8.86

Class I(5)	10.94	1,000.00	1,109.40	0.57	3.03

Class R(6)	(0.39)	1,000.00	996.10	1.20	0.10

(1)	For the six months ended December 31, 2006, except where noted.

(2)

Assumes reinvestment of all distributions, including returns of capital, if any, at net asset value and does not reflect the deduction of the applicable sales charges with respect to Class A shares or the applicable contingent deferred sales charges (“CDSC”) with respect to Class B and C shares. Total return is not annualized, as it may not be representative of the total return for the year. Performance figures may reflect fee waivers and/or expense reimbursements. Past performance is no guarantee of future results. In the absence of fee waivers and/or expense reimbursements, the total return would have been lower.

(3)	The expense ratios do not include the non-recurring restructuring and/or reorganization fees.

(4)

Expenses (net of fee waivers and/or expense reimbursements) are equal to each class’ respective annualized expense ratio multiplied by the average account value over the period, multiplied by the number of days in the most recent fiscal half-year, then divided by 365.

(5)	As of November 20, 2006, Class Y shares were renamed Class I shares.

(6)	For the period December 28, 2006 to December 31, 2006.

Legg Mason Partners Appreciation Fund, Inc. 2006 Annual Report         5

Fund Expenses (unaudited) (continued)

Hypothetical Example for Comparison Purposes

The table below titled “Based on Hypothetical Total Return” provides information about hypothetical account values and hypothetical expenses based on the actual expense ratio and an assumed rate of return of 5.00% per year before expenses, which is not the Fund’s actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use the information provided in this table to compare the ongoing costs of investing in the Fund and other funds. To do so, compare the 5.00% hypothetical example relating to the Fund with the 5.00% hypothetical examples that appear in the shareholder reports of the other funds.

Please note that the expenses shown in the table below are meant to highlight your ongoing costs only and do not reflect any transactional costs, such as front-end or back-end sales charges (loads). Therefore, the table is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds. In addition, if these transaction costs were included, your costs would have been higher.

Based on Hypothetical Total Return(1)

	Hypothetical Annualized Total Return	Beginning Account Value	Ending Account Value	Annualized Expense Ratio(2)	Expenses Paid During the Period(3)
Class A	5.00%	$1,000.00	$1,020.21	0.95%	$4.84

Class B	5.00	1,000.00	1,015.73	1.88	9.55

Class C	5.00	1,000.00	1,016.79	1.67	8.49

Class I(4)	5.00	1,000.00	1,022.33	0.57	2.91

Class R(5)	5.00	1,000.00	1,000.31	1.20	0.10

(1)	For the six months ended December 31, 2006, except where noted.

(2)	The expense ratios do not include the non-recurring restructuring and/or reorganization fees.

(3)

Expenses (net of fee waivers and/or expense reimbursements) are equal to each class’ respective annualized expense ratio multiplied by the average account value over the period, multiplied by the number of days in the most recent fiscal half-year, then divided by 365.

(4)	As of November 20, 2006, Class Y shares were renamed Class I shares.

(5)	For the period December 28, 2006 to December 31, 2006.

6          Legg Mason Partners Appreciation Fund, Inc. 2006 Annual Report

Fund Performance

Average Annual Total Returns(1) (unaudited)

	Without Sales Charges(2)
	Class A	Class B	Class C	Class I(3)	Class R
Twelve Months Ended 12/31/06	14.57%	13.55%	13.80%	14.97%	N/A

Five Years Ended 12/31/06	6.11	5.21	5.29	6.50	N/A

Ten Years Ended 12/31/06	8.64	7.75	7.79	9.03	N/A

Inception* through 12/31/06	11.14	9.25	8.96	9.86	(0.39)

	With Sales Charges(4)
	Class A(5)	Class B	Class C	Class I(3)	Class R
Twelve Months Ended 12/31/06	7.98%	8.55%	12.80%	14.97%	N/A

Five Years Ended 12/31/06	4.85	5.05	5.29	6.50	N/A

Ten Years Ended 12/31/06	8.00	7.75	7.79	9.03	N/A

Inception* through 12/31/06	10.96	9.25	8.96	9.86	(0.39)

Cumulative Total Returns(1) (unaudited)

Without Sales Charges(2)
Class A (12/31/96 through 12/31/06)	129.05%

Class B (12/31/96 through 12/31/06)	110.95

Class C (12/31/96 through 12/31/06)	111.72

Class I(3) (12/31/96 through 12/31/06)	137.31

Class R (Inception* through 12/31/06)	(0.39)

(1)

All  figures represent past performance and are not a guarantee of future results. Investment return and principal value of an investment will fluctuate so that an investor’s shares, when redeemed, may be worth more or less than their original cost. The returns shown do not reflect the deduction of taxes that a shareholder would pay on fund distributions or the redemption of fund shares. Performance figures may reflect voluntary fee waivers and/or expense reimbursements. In the absence of voluntary fee waivers and/or expense reimbursements, the total return would have been lower.

(2)

Assumes  reinvestment of all distributions, including returns of capital, if any, at net asset value and does not reflect the deduction of the applicable sales charges with respect to Class A shares or the applicable CDSC with respect to Class B and C shares.

(3)	As of November 20, 2006, Class Y shares were renamed Class I shares.

(4)

Assumes  reinvestment of all distributions, including returns of capital, if any, at net asset value. In addition, Class A shares reflect the deduction of the maximum sales charge of 5.75%; Class B shares reflect the deduction of a 5.00% CDSC, which applies if shares are redeemed within one year from purchase payment. Thereafter, this CDSC declines by 1.00% per year until no CDSC is incurred. Class C shares also reflect the deduction of a 1.00% CDSC, which applies if shares are redeemed within one year from purchase payment.

(5)	Class A shares maximum sales charge increased from 5.00% to 5.75% on November 20, 2006.

*	Inception dates for Class A, B, C, I and R shares are March 10, 1970, November 6, 1992, February 4, 1993, January 30, 1996 and December 28, 2006, respectively.

Legg Mason Partners Appreciation Fund, Inc. 2006 Annual Report         7

Historical Performance (unaudited)

Value of $10,000 Invested in Class A Shares of the Legg Mason Partners Appreciation Fund, Inc. vs. the S&P 500 Index† (December 1996 — December 2006)

†	Hypothetical illustration of $10,000 invested in Class A shares on December 31, 1996, assuming deduction of the maximum 5.75% sales charge at the time of investment for Class A shares. It also assumes reinvestment of all distributions, including returns of capital, if any, at net asset value through December 31, 2006. The S&P 500 Index is composed of 500 widely held common stocks listed on the New York Stock Exchange, American Stock Exchange and over-the-counter markets. The Index is unmanaged and is not subject to the same management and trading expenses as a mutual fund. Please note that an investor cannot invest directly in an index. The performance of the Fund’s other classes may be greater or less than the Class A shares’ performance indicated on this chart, depending on whether greater or lesser sales charges and fees were incurred by shareholders investing in the other classes.

‡	Class A shares maximum initial sales charge increased from 5.00% to 5.75% on November 20, 2006.

All figures represent past performance and are not a guarantee of future results. The investment return and principal value of an investment, will fluctuate so that an investor’s shares, when redeemed, may be worth more or less than their original cost. The returns shown do not reflect the deduction of taxes that a shareholder would pay on fund distributions or the redemption of fund shares. Performance figures may reflect fee waivers and/or expense reimbursements. In the absence of fee waivers and/or expense reimbursements, the total return would have been lower.

8          Legg Mason Partners Appreciation Fund, Inc. 2006 Annual Report

Schedule of Investments (December 31, 2006)

LEGG MASON PARTNERS APPRECIATION FUND, INC.

Shares	Security	Value

COMMON STOCKS — 95.8%
CONSUMER DISCRETIONARY — 7.4%
Hotels, Restaurants & Leisure — 0.9%
700,000	Marcus Corp.	$17,906,000
800,000	McDonald’s Corp.	35,464,000

	Total Hotels, Restaurants & Leisure	53,370,000

Media — 6.1%
700,000	EchoStar Communications Corp., Class A Shares*	26,621,000
350,000	Gannett Co. Inc.	21,161,000
50,000	Idearc Inc.*	1,432,500
500,000	Meredith Corp.	28,175,000
7,000,000	Time Warner Inc.	152,460,000
650,500	Viacom Inc., Class B Shares*	26,690,015
3,000,000	Walt Disney Co.	102,810,000
566,625	Warner Music Group Corp.	13,004,044

	Total Media	372,353,559

Specialty Retail — 0.4%
600,000	Home Depot Inc.	24,096,000

	TOTAL CONSUMER DISCRETIONARY	449,819,559

CONSUMER STAPLES — 10.5%
Beverages — 1.6%
1,550,000	PepsiCo Inc.	96,952,500

Food & Staples Retailing — 3.1%
500,000	Costco Wholesale Corp.	26,435,000
2,500,000	Wal-Mart Stores Inc.	115,450,000
1,000,000	Walgreen Co.	45,890,000

	Total Food & Staples Retailing	187,775,000

Food Products — 3.0%
1,126,210	Cadbury Schweppes PLC, ADR	48,348,195
500,000	Dean Foods Co.*	21,140,000
1,000,000	General Mills Inc.	57,600,000
400,000	H.J. Heinz Co.	18,004,000
200,000	Hershey Co.	9,960,000
600,000	Wm. Wrigley Jr. Co.	31,032,000

	Total Food Products	186,084,195

Household Products — 2.8%
800,000	Kimberly-Clark Corp.	54,360,000
1,789,121	Procter & Gamble Co.	114,986,807

	Total Household Products	169,346,807

	TOTAL CONSUMER STAPLES	640,158,502

See Notes to Financial Statements.

Legg Mason Partners Appreciation Fund, Inc. 2006 Annual Report         9

Schedule of Investments (December 31, 2006) (continued)

Shares	Security	Value

ENERGY — 8.2%
Energy Equipment & Services — 0.9%
310,500	National-Oilwell Varco Inc.*	$18,996,390
600,000	Schlumberger Ltd.	37,896,000

	Total Energy Equipment & Services	56,892,390

Oil, Gas & Consumable Fuels — 7.3%
300,000	BP PLC, ADR	20,130,000
1,400,000	Canadian Natural Resources Ltd.	74,522,000
700,000	Cimarex Energy Co.	25,550,000
800,000	Devon Energy Corp.	53,664,000
1,500,000	EnCana Corp.	68,925,000
2,400,000	Exxon Mobil Corp.	183,912,000
200,000	Suncor Energy Inc.	15,782,000

	Total Oil, Gas & Consumable Fuels	442,485,000

	TOTAL ENERGY	499,377,390

EXCHANGE TRADED FUNDS — 1.5%
4,000,000	iShares MSCI Japan Index Fund	56,840,000
600,000	streetTRACKS Gold Trust*	37,926,000

	TOTAL EXCHANGE TRADED FUNDS	94,766,000

FINANCIALS — 19.8%
Capital Markets — 2.3%
1,000,000	Bank of New York Co. Inc.	39,370,000
125,000	Goldman Sachs Group Inc.	24,918,750
800,000	Merrill Lynch & Co. Inc.	74,480,000

	Total Capital Markets	138,768,750

Commercial Banks — 1.7%
3,000,000	Wells Fargo & Co.	106,680,000

Consumer Finance — 2.0%
2,000,000	American Express Co.	121,340,000

Diversified Financial Services — 2.3%
1,700,000	Bank of America Corp.	90,763,000
1,000,000	JPMorgan Chase & Co.	48,300,000

	Total Diversified Financial Services	139,063,000

Insurance — 8.9%
3,300	Berkshire Hathaway Inc., Class A Shares*	362,967,000
2,000,000	Marsh & McLennan Cos. Inc.	61,320,000
2,300,000	St. Paul Travelers Cos. Inc.	123,487,000

	Total Insurance	547,774,000

Real Estate Management & Development — 2.1%
2,200,000	Forest City Enterprises Inc., Class A Shares	128,480,000

See Notes to Financial Statements.

10          Legg Mason Partners Appreciation Fund, Inc. 2006 Annual Report

Schedule of Investments (December 31, 2006) (continued)

Shares	Security	Value

Thrifts & Mortgage Finance — 0.5%
700,000	Brookline Bancorp Inc.	$9,219,000
1,500,000	Hudson City Bancorp Inc.	20,820,000

	Total Thrifts & Mortgage Finance	30,039,000

	TOTAL FINANCIALS	1,212,144,750

HEALTH CARE — 5.8%
Biotechnology — 1.2%
700,000	Amgen Inc.*	47,817,000
300,000	Genentech Inc.*	24,339,000

	Total Biotechnology	72,156,000

Health Care Providers & Services — 0.7%
800,000	UnitedHealth Group Inc.	42,984,000

Pharmaceuticals — 3.9%
1,850,000	Johnson & Johnson	122,137,000
2,500,000	Pfizer Inc.	64,750,000
600,000	Schering-Plough Corp.	14,184,000
700,000	Wyeth	35,644,000

	Total Pharmaceuticals	236,715,000

	TOTAL HEALTH CARE	351,855,000

INDUSTRIALS — 20.0%
Aerospace & Defense — 4.5%
1,200,000	Honeywell International Inc.	54,288,000
1,500,000	Raytheon Co.	79,200,000
2,200,000	United Technologies Corp.	137,544,000

	Total Aerospace & Defense	271,032,000

Air Freight & Logistics — 1.5%
1,200,000	United Parcel Service Inc., Class B Shares	89,976,000

Airlines — 0.6%
2,500,000	Southwest Airlines Co.	38,300,000

Building Products — 0.3%
601,000	Masco Corp.	17,951,870

Commercial Services & Supplies — 2.8%
1,100,000	Covanta Holding Corp.*	24,244,000
1,200,000	Pitney Bowes Inc.	55,428,000
2,500,000	Waste Management Inc.	91,925,000

	Total Commercial Services & Supplies	171,597,000

Industrial Conglomerates — 9.1%
2,000,000	3M Co.	155,860,000
8,500,000	General Electric Co.	316,285,000
2,800,000	Tyco International Ltd.	85,120,000

	Total Industrial Conglomerates	557,265,000

See Notes to Financial Statements.

Legg Mason Partners Appreciation Fund, Inc. 2006 Annual Report         11

Schedule of Investments (December 31, 2006) (continued)

Shares	Security	Value

Road & Rail — 1.2%
1,231,033	Florida East Coast Industries Inc.	$73,369,567

	TOTAL INDUSTRIALS	1,219,491,437

INFORMATION TECHNOLOGY — 16.3%
Communications Equipment — 5.3%
7,319,680	3Com Corp.*	30,083,885
5,500,000	Cisco Systems Inc.*	150,315,000
2,400,000	Juniper Networks Inc.*	45,456,000
2,000,000	Motorola Inc.	41,120,000
1,500,000	QUALCOMM Inc.	56,685,000

	Total Communications Equipment	323,659,885

Computers & Peripherals — 2.9%
6,000,000	EMC Corp. *	79,200,000
1,000,000	International Business Machines Corp.	97,150,000

	Total Computers & Peripherals	176,350,000

Internet Software & Services — 2.6%
700,000	eBay Inc.*	21,049,000
100,000	Google Inc., Class A Shares*	46,048,000
1,700,000	VeriSign Inc.*	40,885,000
2,000,000	Yahoo! Inc.*	51,080,000

	Total Internet Software & Services	159,062,000

IT Services — 1.5%
700,000	Accenture Ltd., Class A Shares	25,851,000
1,300,000	Automatic Data Processing Inc.	64,025,000

	Total IT Services	89,876,000

Semiconductors & Semiconductor Equipment — 0.6%
1,500,000	Agere Systems Inc.*	28,755,000
500,000	Intel Corp.	10,125,000

	Total Semiconductors & Semiconductor Equipment	38,880,000

Software — 3.4%
7,000,000	Microsoft Corp.	209,020,000

	TOTAL INFORMATION TECHNOLOGY	996,847,885

MATERIALS — 3.5%
Chemicals — 3.5%
800,000	Cytec Industries Inc.	45,208,000
1,600,000	E.I. du Pont de Nemours & Co.	77,936,000
600,000	Ecolab Inc.	27,120,000
950,000	PPG Industries Inc.	60,999,500

	TOTAL MATERIALS	211,263,500

TELECOMMUNICATION SERVICES — 2.0%
Diversified Telecommunication Services — 0.6%
1,000,000	Verizon Communications Inc.	37,240,000

See Notes to Financial Statements.

12          Legg Mason Partners Appreciation Fund, Inc. 2006 Annual Report

Schedule of Investments (December 31, 2006) (continued)

Shares	Security	Value

Wireless Telecommunication Services — 1.4%
900,000	ALLTEL Corp.	$54,432,000
1,800,000	Sprint Nextel Corp.	34,002,000

	Total Wireless Telecommunication Services	88,434,000

	TOTAL TELECOMMUNICATION SERVICES	125,674,000

UTILITIES — 0.8%
Electric Utilities — 0.8%
1,410,874	Duke Energy Corp.	46,855,125

	TOTAL INVESTMENTS BEFORE SHORT-TERM INVESTMENTS (Cost — $3,977,828,687)	5,848,253,148

Face Amount

SHORT-TERM INVESTMENTS — 4.0%
Repurchase Agreements — 4.0%
$209,548,000	Interest in $471,863,000 joint tri-party repurchase agreement dated 12/29/06 with Merrill Lynch, Pierce, Fenner & Smith Inc., 5.240% due 1/3/07; Proceeds at maturity — $209,700,504; (Fully collateralized by various U.S. government agency obligations & Treasury Notes, 0.000% to 8.875% due 4/30/08 to 4/15/30; Market value — $213,740,715)	209,548,000

37,427,000	Interest in $373,105,000 joint tri-party repurchase agreement dated 12/29/06 with Morgan Stanley., 5.250% due 1/3/07; Proceeds at maturity — $37,454,291; (Fully collateralized by various U.S. government agency obligations, 0.00% to 6.500% due 1/1/09 to 9/1/33; Market value — $38,175,540)	37,427,000

	TOTAL SHORT-TERM INVESTMENTS (Cost — $246,975,000)	246,975,000

	TOTAL INVESTMENTS — 99.8% (Cost — $4,224,803,687#)	6,095,228,148
	Other Assets in Excess of Liabilities — 0.2%	11,988,220

	TOTAL NET ASSETS — 100.0%	$6,107,216,368

*	Non-income producing security.

#	Aggregate cost for federal income tax purposes is $4,233,432,210.

Abbreviation used in this schedule:
ADR — American Depositary Receipt

See Notes to Financial Statements.

Legg Mason Partners Appreciation Fund, Inc. 2006 Annual Report         13

Statement of Assets and Liabilities (December 31, 2006 )

ASSETS:
Investments, at value (Cost — $4,224,803,687)	$6,095,228,148
Cash	20,246
Receivable for Fund shares sold	13,711,230
Receivable for securities sold	8,225,336
Dividends and interest receivable	7,156,880
Receivable from manager	242,701
Prepaid expenses	165,411

Total Assets	6,124,749,952

LIABILITIES:
Payable for Fund shares repurchased	11,570,086
Investment management fee payable	2,880,717
Transfer agent fees	1,287,666
Distribution fees payable	693,054
Directors’ fees payable	494,502
Deferred compensation payable	21,382
Accrued expenses	586,177

Total Liabilities	17,533,584

Total Net Assets	$6,107,216,368

NET ASSETS:
Par value (Note 6)	$397,480
Paid-in capital in excess of par value	4,195,988,085
Undistributed net investment income	1,299,526
Accumulated net realized gain on investments and futures contracts	39,107,549
Net unrealized appreciation on investments and foreign currencies	1,870,423,728

Total Net Assets	$6,107,216,368

Shares Outstanding:
Class A	246,779,871

Class B	60,509,589

Class C	43,512,734

Class I(1)	46,677,330

Class R	644

Net Asset Value:
Class A (and redemption price)	$15.47

Class B(2)	$15.08

Class C(2)	$15.12

Class I(1) (and redemption price)	$15.42

Class R	$15.47

Maximum Public Offering Price Per Share:
Class A (based on maximum sales charge of 5.75%)(3)	$16.41

(1)	As of November 20, 2006 Class Y shares were renamed Class I shares.

(2)	Redemption price is NAV of Class B and C shares reduced by a 5.00% and 1.00% CDSC, respectively, if shares are redeemed within one year from purchase payment (See Note 2).

(3)	Class A shares maximum sales charge increased from 5.00% to 5.75% on November 20, 2006.

See Notes to Financial Statements.

14          Legg Mason Partners Appreciation Fund, Inc. 2006 Annual Report

Statement of Operations (For the year ended December 31, 2006)

INVESTMENT INCOME:
Dividends	$94,588,849
Interest	12,958,323
Less: Foreign taxes withheld	(162,379)

Total Investment Income	107,384,793

EXPENSES:
Investment management fee (Note 2)	32,768,215
Distribution fees (Notes 2 and 4)	24,781,169
Transfer agent fees (Note 4)	7,462,281
Restructuring fees (Note 12)	867,255
Directors’ fees	614,796
Shareholder reports (Note 4)	299,670
Legal fees	133,867
Insurance	131,442
Registration fees	131,224
Audit and tax	48,160
Custody fees	31,142
Miscellaneous expenses	64,542

Total Expenses	67,333,763
Less: Fee waivers and/or expense reimbursements (Notes 2, 9 and 12)	(901,073)

Net Expenses	66,432,690

Net Investment Income	40,952,103

REALIZED AND UNREALIZED GAIN (LOSS) ON INVESTMENTS AND FUTURES CONTRACTS (NOTES 1 AND 3):
Net Realized Gain From:
Investment transactions	328,123,057
Futures contracts	4,033,624

Net Realized Gain	332,156,681

Change in Net Unrealized Appreciation/Depreciation From:
Investments	420,465,654
Foreign currencies	(84)

Change in Net Unrealized Appreciation/Depreciation	420,465,570

Net Gain on Investments, Futures Contracts and Foreign Currency Transactions	752,622,251

Increase in Net Assets From Operations	$793,574,354

See Notes to Financial Statements.

Legg Mason Partners Appreciation Fund, Inc. 2006 Annual Report         15

Statements of Changes in Net Assets (For the years ended December 31,)

	2006	2005
OPERATIONS:
Net investment income	$40,952,103	$24,618,591
Net realized gain	332,156,681	330,607,853
Change in net unrealized appreciation/depreciation	420,465,570	(125,500,971)

Increase in Net Assets From Operations	793,574,354	229,725,473

DISTRIBUTIONS TO SHAREHOLDERS FROM (NOTES 1 AND 5):
Net investment income	(41,508,622)	(24,308,828)
Net realized gains	(340,764,431)	(315,326,302)

Decrease in Net Assets From Distributions to Shareholders	(382,273,053)	(339,635,130)

FUND SHARE TRANSACTIONS (NOTE 6):
Net proceeds from sale of shares	556,979,771	762,835,757
Reinvestment of distributions	358,484,403	317,853,741
Cost of shares repurchased	(1,120,383,768)	(1,066,147,249)
Net assets of shares issued in connection with merger (Note 7)	—	87,480,709

Increase (Decrease) in Net Assets From Fund Share Transactions	(204,919,594)	102,022,958

Increase (Decrease) in Net Assets	206,381,707	(7,886,699)
NET ASSETS:
Beginning of year	5,900,834,661	5,908,721,360

End of year*	$6,107,216,368	$5,900,834,661

* Includes undistributed net investment income of:	$1,299,526	$988,790

See Notes to Financial Statements.

16          Legg Mason Partners Appreciation Fund, Inc. 2006 Annual Report

Financial Highlights

For a share of each class of capital stock outstanding throughout each year ended December 31:

Class A Shares(1)	2006		2005	2004	2003	2002
Net Asset Value, Beginning of Year	$14.42		$14.67	$13.79	$11.13	$13.69

Income (Loss) From Operations:
Net investment income	0.13		0.09	0.14	0.07	0.06
Net realized and unrealized gain (loss)	1.94		0.52	1.09	2.67	(2.39)

Total Income (Loss) From Operations	2.07		0.61	1.23	2.74	(2.33)

Less Distributions From:
Net investment income	(0.13)		(0.07)	(0.14)	(0.08)	(0.01)
Net realized gains	(0.89)		(0.79)	(0.21)	—	(0.22)

Total Distributions	(1.02)		(0.86)	(0.35)	(0.08)	(0.23)

Net Asset Value, End of Year	$15.47		$14.42	$14.67	$13.79	$11.13

Total Return(2)	14.57%		4.15%	8.92%	24.70%	(17.00)%

Net Assets, End of Year (millions)	$3,817		$3,587	$3,575	$3,210	$2,476

Ratios to Average Net Assets:
Gross expenses	0.96	%†	0.96%	0.95%	0.96%	0.95%
Net expenses	0.95	(3)†	0.96	0.93 (3)	0.96	0.95
Net investment income	0.88		0.61	0.96	0.55	0.48

Portfolio Turnover Rate	33%		53%	40%	42%	74%

(1)	Per share amounts have been calculated using the average shares method.

(2)

Performance figures may reflect fee waivers and/or expense reimbursements. Past performance is no guarantee of future results. In the absence of fee waivers and/or expense reimbursements, the total return would have been lower.

(3)	Reflects fee waivers and/or expense reimbursements.

†	Included in the expense ratios are certain non-recurring restructuring (and reorganization if applicable) fees that were incurred by the Fund during the period. Without these fees, the gross and net expense ratios would have been 0.94% and 0.93%, respectively.

See Notes to Financial Statements.

Legg Mason Partners Appreciation Fund, Inc. 2006 Annual Report         17

Financial Highlights (continued)

For a share of each class of capital stock outstanding throughout each year ended December 31:

Class B Shares(1)	2006		2005		2004	2003	2002
Net Asset Value, Beginning of Year	$14.09		$14.40		$13.54	$10.95	$13.58

Income (Loss) From Operations:
Net investment income (loss)	(0.01)		(0.03)		0.02	(0.03)	(0.05)
Net realized and unrealized gain (loss)	1.89		0.51		1.06	2.62	(2.36)

Total Income (Loss) From Operations	1.88		0.48		1.08	2.59	(2.41)

Less Distributions From:
Net investment income	—		(0.00	)(2)	(0.01)	—	—
Net realized gains	(0.89)		(0.79)		(0.21)	—	(0.22)

Total Distributions	(0.89)		(0.79)		(0.22)	—	(0.22)

Net Asset Value, End of Year	$15.08		$14.09		$14.40	$13.54	$10.95

Total Return(3)	13.55%		3.31%		7.99%	23.65%	(17.70)%

Net Assets, End of Year (millions)	$912		$986		$1,078	$1,075	$871

Ratios to Average Net Assets:
Gross expenses	1.87	%†	1.80%		1.78%	1.76%	1.82%
Net expenses	1.87	(4)†	1.80		1.76 (4)	1.76	1.82
Net investment income (loss)	(0.04)		(0.23)		0.11	(0.26)	(0.38)

Portfolio Turnover Rate	33%		53%		40%	42%	74%

(1)	Per share amounts have been calculated using the average shares method.

(2)	Amount represents less than $0.01 per share.
(3)

Performance figures may reflect fee waivers and/or expense reimbursements. Past performance is no guarantee of future results. In the absence of fee waivers and/or expense reimbursements, the total return would have been lower.

(4)	Reflects fee waivers and/or expense reimbursements.

†	Included in the expense ratios are certain non-recurring restructuring (and reorganization if applicable) fees that were incurred by the Fund during the period. Without these fees, the gross and net expense ratios would have been 1.85% and 1.85%, respectively.

See Notes to Financial Statements.

18          Legg Mason Partners Appreciation Fund, Inc. 2006 Annual Report

Financial Highlights (continued)

For a share of each class of capital stock outstanding throughout each year ended December 31:

Class C Shares(1)	2006		2005		2004	2003	2002
Net Asset Value, Beginning of Year	$14.11		$14.42		$13.55	$10.96	$13.58

Income (Loss) From Operations:
Net investment income (loss)	0.02		(0.03)		0.02	(0.03)	(0.04)
Net realized and unrealized gain (loss)	1.90		0.51		1.08	2.62	(2.36)

Total Income (Loss) From Operations	1.92		0.48		1.10	2.59	(2.40)

Less Distributions From:
Net investment income	(0.02)		(0.00	)(2)	(0.02)	—	(0.00	)(2)
Net realized gains	(0.89)		(0.79)		(0.21)	—	(0.22)

Total Distributions	(0.91)		(0.79)		(0.23)	—	(0.22)

Net Asset Value, End of Year	$15.12		$14.11		$14.42	$13.55	$10.96

Total Return(3)	13.80%		3.31%		8.08%	23.63%	(17.62)%

Net Assets, End of Year (millions)	$658		$661		$614	$531	$318

Ratios to Average Net Assets:
Gross expenses	1.70	%†	1.77%		1.76%	1.80%	1.75%
Net expenses	1.66	(4)†	1.77		1.74 (4)	1.80	1.75
Net investment income (loss)	0.17		(0.20)		0.16	(0.28)	(0.30)

Portfolio Turnover Rate	33%		53%		40%	42%	74%

(1)	Per share amounts have been calculated using the average shares method.

(2)	Amount represents less than $0.01 per share.

(3)

Performance figures may reflect fee waivers and/or expense reimbursements. Past performance is no guarantee of future results. In the absence of fee waivers and/or expense reimbursements, the total return would have been lower.

(4)	Reflects fee waivers and/or expense reimbursements.

†	Included in the expense ratios are certain non-recurring restructuring (and reorganization if applicable) fees that were incurred by the Fund during the period. Without these fees, the gross and net expense ratios would have been 1.67% and 1.64%, respectively.

See Notes to Financial Statements.

Legg Mason Partners Appreciation Fund, Inc. 2006 Annual Report         19

Financial Highlights (continued)

For a share of each class of capital stock outstanding throughout each year ended December 31:

Class I Shares(1)(2)	2006		2005	2004	2003	2002
Net Asset Value, Beginning of Year	$14.38		$14.63	$13.76	$11.15	$13.67

Income (Loss) From Operations:
Net investment income	0.19		0.15	0.19	0.12	0.10
Net realized and unrealized gain (loss)	1.93		0.53	1.09	2.67	(2.39)

Total Income (Loss) From Operations	2.12		0.68	1.28	2.79	(2.29)

Less Distributions From:
Net investment income	(0.19)		(0.14)	(0.20)	(0.18)	(0.01)
Net realized gains	(0.89)		(0.79)	(0.21)	—	(0.22)

Total Distributions	(1.08)		(0.93)	(0.41)	(0.18)	(0.23)

Net Asset Value, End of Year	$15.42		$14.38	$14.63	$13.76	$11.15

Total Return(3)	14.97%		4.62%	9.30%	25.11%	(16.71)%

Net Assets, End of Year (millions)	$720		$667	$642	$474	$85

Ratios to Average Net Assets:
Gross expenses	0.59	%†	0.57%	0.57%	0.59%	0.59%
Net expenses	0.59	(4)†	0.57	0.55 (4)	0.59	0.59
Net investment income	1.24		1.00	1.35	0.96	0.85

Portfolio Turnover Rate	33%		53%	40%	42%	74%

(1)	Per share amounts have been calculated using the average shares method.

(2)	As of November 20, 2006 Class Y shares were renamed Class I shares.

(3)

Performance figures may reflect fee waivers and/or expense reimbursements. Past performance is no guarantee of future results. In the absence of fee waivers and/or expense reimbursements, the total return would have been lower.

(4)	Reflects fee waivers and/or expense reimbursements.

†	Included in the expense ratios are certain non-recurring restructuring (and reorganization if applicable) fees that were incurred by the Fund during the period. Without these fees, the gross and net expense ratios would have been 0.57% and 0.57%, respectively.

See Notes to Financial Statements.

20          Legg Mason Partners Appreciation Fund, Inc. 2006 Annual Report

Financial Highlights (continued)

For a share of each class of capital stock outstanding throughout each year ended December 31, unless otherwise noted:

Class R Shares(1)	2006(2)
Net Asset Value, Beginning of Year	$15.53

Income (Loss) From Operations:
Net investment loss	(0.00	)(3)
Net realized and unrealized loss	(0.06)

Total Income (Loss) From Operations	(0.06)

Net Asset Value, End of Year	$15.47

Total Return(4)	(0.39)%

Net Assets, End of Year (000s)	$10

Ratios to Average Net Assets:
Gross expenses	1.22	%(5)†
Net expenses	1.22	(5)†
Net investment loss	(0.28	)(5)

Portfolio Turnover Rate	33%

(1)	Per share amounts have been calculated using the average shares method.

(2)	For the period December 28, 2006 (commencement of operations) to December 31, 2006.

(3)	Amount represents less than $0.01 per share.

(4)

Performance figures may reflect fee waivers and/or expense reimbursements. Past performance is no guarantee of future results. In the absence of fee waivers and/or expense reimbursements, the total return would have been lower.

(5)	Annualized.

†	Included in the expense ratios are certain non-recurring restructuring (and reorganization if applicable) fees that were incurred by the Fund during the period. Without these fees, the gross and net expense ratios would have been 1.20% and 1.20%, respectively.

See Notes to Financial Statements.

Legg Mason Partners Appreciation Fund, Inc. 2006 Annual Report         21

Notes to Financial Statements

1.	Organization and Significant Accounting Policies

Legg Mason Partners Appreciation Fund, Inc. (formerly known as Smith Barney Appreciation Fund Inc.) (the “Fund”), a Maryland corporation, is registered under the Investment Company Act of 1940, as amended (the “1940 Act”), as a diversified, open-end management investment company.

The following are significant accounting policies consistently followed by the Fund and are in conformity with U.S. generally accepted accounting principles (“GAAP”). Estimates and assumptions are required to be made regarding assets, liabilities and changes in net assets resulting from operations when financial statements are prepared. Changes in the economic environment, financial markets and any other parameters used in determining these estimates could cause actual results to differ.

(a) Investment Valuation. Equity securities for which market quotations are available are valued at the last sale price or official closing price on the primary market or exchange on which they trade. Debt securities are valued at the mean between the bid and asked prices provided by an independent pricing service that are based on transactions in debt obligations, quotations from bond dealers, market transactions in comparable securities and various other relationships between securities. When prices are not readily available, or are determined not to reflect fair value, such as when the value of a security has been significantly affected by events after the close of the exchange or market on which the security is principally traded, but before the Fund calculates its net asset value, the Fund may value these investments at fair value as determined in accordance with the procedures approved by the Fund’s Board of Directors. Short-term obligations with maturities of 60 days or less are valued at amortized cost, which approximates market value.

(b) Repurchase Agreements. When entering into repurchase agreements, it is the Fund’s policy that its custodian or a third party custodian take possession of the underlying collateral securities, the market value of which at least equals the principal amount of the repurchase transaction, including accrued interest. To the extent that any repurchase transaction exceeds one business day, the value of the collateral is marked-to-market to ensure the adequacy of the collateral. If the seller defaults, and the market value of the collateral declines or if bankruptcy proceedings are commenced with respect to the seller of the security, realization of the collateral by the Fund may be delayed or limited.

(c) Financial Futures Contracts. The Fund may enter into financial futures contracts typically to hedge a portion of the portfolio. Upon entering into a financial futures contract, the Fund is required to deposit cash or securities as initial margin. Additional securities are also segregated up to the current market value of the financial futures contracts. Subsequent payments, known as variation margin, are made or received by the Fund each day, depending on the daily fluctuation in the value of the underlying financial instruments. The Fund recognizes an unrealized gain or loss equal to the daily variation margin. When the financial futures contracts are closed, a realized gain or loss is recognized equal to the difference between the proceeds from (or cost of) the closing transactions and the Fund’s basis in the contracts.

The risks associated with entering into financial futures contracts include the possibility that a change in the value of the contract may not correlate with the changes in the value

22          Legg Mason Partners Appreciation Fund, Inc. 2006 Annual Report

Notes to Financial Statements (continued)

of the underlying instruments. In addition, investing in financial futures contracts involves the risk that the Fund could lose more than the original margin deposit and subsequent payments required for a futures transaction. Risks may also arise upon entering into these contracts from the potential inability of the counterparties to meet the terms of their contracts.

(d) Security Transactions and Investment Income. Security transactions are accounted for on a trade date basis. Interest income, adjusted for amortization of premium and accretion of discount, is recorded on the accrual basis. Dividend income is recorded on the ex-dividend date. Foreign dividend income is recorded on the ex-dividend date or as soon as practical after the Fund determines the existence of a dividend declaration after exercising reasonable due diligence. The cost of investments sold is determined by use of the specific identification method. To the extent any issuer defaults on an expected interest payment, the Fund’s policy is to generally halt any additional interest income accruals and consider the realizability of interest accrued up to the date of default.

(e) Foreign Currency Translation. Investment securities and other assets and liabilities denominated in foreign currencies are translated into U.S. dollar amounts based upon prevailing exchange rates on the date of valuation. Purchases and sales of investment securities and income and expense items denominated in foreign currencies are translated into U.S. dollar amounts based upon prevailing exchange rates on the respective dates of such transactions.

The Fund does not isolate that portion of the results of operations resulting from changes in foreign exchange rates on investments from the fluctuations arising from changes in market prices of securities held. Such fluctuations are included with the net realized and unrealized gain or loss on investments.

Net realized foreign exchange gains or losses arise from sales of foreign currencies, including gains and losses on forward foreign currency contracts, currency gains or losses realized between the trade and settlement dates on securities transactions and the difference between the amounts of dividends, interest and foreign withholding taxes recorded on the Fund’s books and the U.S. dollar equivalent of the amounts actually received or paid. Net unrealized foreign exchange gains and losses arise from changes in the fair values of assets and liabilities, other than investments in securities, at the date of valuation, resulting from changes in exchange rates.

Foreign security and currency transactions may involve certain considerations and risks not typically associated with those of U.S. dollar denominated transactions as a result of, among other factors, the possibility of lower levels of governmental supervision and regulation of foreign securities markets and the possibility of political or economic instability.

(f) Distributions to Shareholders. Distributions from net investment income and distributions of net realized gains, if any, are declared at least annually. Distributions to shareholders of the Fund are recorded on the ex-dividend date and are determined in accordance with income tax regulations, which may differ from GAAP.

(g) Class Accounting. Investment income, common expenses and realized/unrealized gain (loss) on investments are allocated to the various classes of the Fund on the basis of daily net assets of each class. Fees relating to a specific class are charged directly to that class.

Legg Mason Partners Appreciation Fund, Inc. 2006 Annual Report         23

Notes to Financial Statements (continued)

(h) Federal and Other Taxes. It is the Fund’s policy to comply with the federal income and excise tax requirements of the Internal Revenue Code of 1986, as amended, applicable to regulated investment companies. Accordingly, the Fund intends to distribute substantially all of its income and net realized gains on investments, if any, to shareholders each year. Therefore, no federal income tax provision is required in the Fund’s financial statements. Under the applicable foreign tax laws, a withholding tax may be imposed on interest, dividends and capital gains at various rates.

(i) Reclassification. GAAP requires that certain components of net assets be adjusted to reflect permanent differences between financial and tax reporting. These reclassifications have no effect on net assets or net values per share. During the current year, the following reclassifications have been made:

	Undistributed Net Investment Income	Paid-in Capital
(a)	$867,255	$(867,255)

(a)	Reclassifications are primarily due to book/tax differences in the treatment of various items.

2.	Investment Management Agreement and Other Transactions with Affiliates

Prior to August 1, 2006, Smith Barney Fund Management LLC (“SBFM”), an indirect wholly-owned subsidiary of Legg Mason, Inc. (“Legg Mason”), acted as the investment manager of the Fund.

Under the investment management agreement, the Fund paid an investment management fee calculated daily and paid monthly in accordance with the following breakpoint schedule:

Average Daily Net Assets	Annual Rate
First $250 million	0.750%
Next $250 million	0.700
Next $500 million	0.650
Next $1 billion	0.600
Next $1 billion	0.550
Over $3 billion	0.500

Effective August 1, 2006, Legg Mason Partners Fund Advisor, LLC (“LMPFA”) became the Fund’s investment manager and ClearBridge Advisors, LLC (“ClearBridge”), formerly CAM North America, LLC, became the Fund’s subadviser. The portfolio managers who are responsible for the day-to-day management of the Fund remained the same immediately prior to and immediately after the date of these changes. LMPFA and ClearBridge are wholly-owned subsidiaries of Legg Mason.

LMPFA provides administrative and certain oversight services to the Fund. LMPFA has delegated to the subadviser the day-to-day portfolio management of the Fund, except for the management of cash and short-term investments. The Fund’s investment management

24          Legg Mason Partners Appreciation Fund, Inc. 2006 Annual Report

Notes to Financial Statements (continued)

fee remains unchanged. For its services, LMPFA pays ClearBridge 70% of the net management fee it receives from the Fund.

During the year ended December 31, 2006, SBFM and LMPFA waived a portion of its fee in the amount of $374,122. In addition, during the year ended December 31, 2006, the Fund was reimbursed for expenses in the amount $526,951.

Citigroup Global Markets Inc. (“CGM”), PFS Investments Inc. and Legg Mason Investor Services, LLC (“LMIS”) serve as distributors of the Fund. LMIS is a wholly-owned broker-dealer subsidiary of Legg Mason.

There is a maximum initial sales charge of 5.75% for Class A shares. Effective November 20, 2006, the maximum initial sales charge on Class A shares of the Fund increased from 5.00% to 5.75% for shares purchased on or after that day. There is a contingent deferred sales charge (“CDSC”) of 5.00% on Class B shares, which applies if redemption occurs within one year from purchase payment and declines thereafter by 1.00% per year until no CDSC is incurred. Class C shares have a 1.00% CDSC, which applies if redemption occurs within one year from purchase payment. In certain cases, Class A shares have a 1.00% CDSC, which applies if redemption occurs within one year from purchase payment. This CDSC only applies to those purchases of Class A shares, which, when combined with current holdings of Class A shares, equal or exceed $1,000,000 in the aggregate. These purchases do not incur an initial sales charge.

For the year ended December 31, 2006, LMIS and its affiliates received sales charges of approximately $99,000 on sales of the Fund’s Class A shares. In addition, for the year ended December 31, 2006, CDSCs paid to LMIS and its affiliates were approximately:

	Class A	Class B	Class C
CDSCs	$4,000	$591,000	$25,000

The Fund has adopted an unfunded, non-qualified deferred compensation plan (the “Plan”) which allows non-interested directors (“Directors”) to defer the receipt of all or a portion of the directors’ fees earned until a later date specified by the Directors. The deferred fees earn a return based on notional investments selected by the Directors. The balance of the deferred fees payable may change depending upon the investment performance. Any gains or losses incurred in the deferred balances are reported in the statement of operations under Directors’ fees. Under the Plan, deferred fees are considered a general obligation of the Fund and any payments made pursuant to the Plan will be made from the Fund’s general assets. The Plan was terminated effective January 1, 2007. This change will have no effect on fees previously deferred.

As of December 31, 2006, the Fund had accrued $21,382 as deferred compensation payable.

Certain officers and one Director of the Fund are employees of Legg Mason or its affiliates and do not receive compensation from the Fund.

Legg Mason Partners Appreciation Fund, Inc. 2006 Annual Report         25

Notes to Financial Statements (continued)

3.	Investments

During the year ended December 31, 2006, the aggregate cost of purchases and proceeds from sales of investments (excluding short-term investments) were as follows:

Purchases	$1,875,515,552

Sales	2,373,259,497

At December 31, 2006, the aggregate gross unrealized appreciation and depreciation of investments for federal income tax purposes were as follows:

Gross unrealized appreciation	$1,896,283,338
Gross unrealized depreciation	(34,487,400)

Net unrealized appreciation	$1,861,795,938

4.	Class Specific Expenses

The Fund has adopted a Rule 12b-1 distribution plan and under that plan the Fund pays a service fee with respect to its Class A, B, C and R shares calculated at the annual rate of 0.25% of the average daily net assets of each respective class. The Fund also pays a distribution fee with respect to its Class B, C and R shares calculated at the annual rate of 0.75%, 0.75% and 0.25% of the average daily net assets of each class, respectively. Distribution fees are accrued daily and paid monthly.

For the year ended December 31, 2006, class specific expenses were as follows:

	Distribution Fees		Transfer Agent Fees		Shareholder Reports Expenses
Class A	$9,074,321		$4,298,764		$164,734
Class B	9,278,320		2,542,434		88,778
Class C	6,428,528		620,810		45,754
Class I†	—		273		404
Class R‡	0	*	0	*	0	*

Total	$24,781,169		$7,462,281		$299,670

†	As of November 20, 2006, Class Y shares were renamed Class I shares.

‡	For the period December 28, 2006 (commencement of operations) to December 31, 2006.

*	Amount represents less than $1.00.

26          Legg Mason Partners Appreciation Fund, Inc. 2006 Annual Report

Notes to Financial Statements (continued)

5.	Distributions to Shareholders by Class

	Year Ended December 31, 2006	Year Ended December 31, 2005
Net Investment Income
Class A	$31,959,239	$17,785,308
Class B	—	131,491
Class C	736,158	85,876
Class I*	8,813,225	6,306,153
Class R**	—	—

Total	$41,508,622	$24,308,828

Net Realized Gains
Class A	$210,587,057	$191,020,886
Class B	53,002,370	54,046,971
Class C	37,524,006	35,329,023
Class I*	39,650,998	34,929,422
Class R**	—	—

Total	$340,764,431	$315,326,302

*	As of November 20, 2006, Class Y shares were renamed Class I shares.

**	For the period December 28, 2006 (commencement of operations) to December 31, 2006.

6.	Capital Shares

At December 31, 2006, the Fund had one billion shares of capital stock authorized with a par value of $0.001 per share. The Fund has the ability to issue multiple classes of shares. Each share of a class represents an identical interest in the Fund and has the same rights, except that each class bears certain direct expenses, including those specifically related to the distribution of its shares.

Transactions in shares of each class were as follows:

	Year Ended December 31, 2006		Year Ended December 31, 2005
	Shares	Amount	Shares	Amount
Class A
Shares sold	24,349,005	$366,133,140	30,990,095	$452,570,100
Shares issued on reinvestment	15,029,245	229,722,782	13,519,344	197,787,424
Shares repurchased	(41,435,507)	(621,055,796)	(40,124,610)	(585,813,599)
Shares issued in connection with merger (Note 7)	—	—	754,656	11,167,932

Net Increase (Decrease)	(2,057,257)	$(25,199,874)	5,139,485	$75,711,857

Class B
Shares sold	5,156,297	$75,327,959	8,799,794	$125,567,978
Shares issued on reinvestment	3,430,133	50,661,263	3,616,431	51,670,347
Shares repurchased	(18,057,572)	(263,861,933)	(18,558,225)	(265,816,383)
Shares issued in connection with merger (Note 7)	—	—	1,267,551	18,414,370

Net Decrease	(9,471,142)	$(137,872,711)	(4,874,449)	$(70,163,688)

Legg Mason Partners Appreciation Fund, Inc. 2006 Annual Report         27

Notes to Financial Statements (continued)

	Year Ended December 31, 2006		Year Ended December 31, 2005
	Shares	Amount	Shares	Amount
Class C
Shares sold	4,625,099	$67,848,860	7,003,079	$100,065,738
Shares issued on reinvestment	2,410,643	35,743,099	2,323,194	33,233,184
Shares repurchased	(10,385,452)	(151,678,003)	(9,034,353)	(129,452,520)
Shares issued in connection with merger (Note 7)	—	—	3,981,282	57,898,407

Net Increase (Decrease)	(3,349,710)	$(48,086,044)	4,273,202	$61,744,809

Class I*
Shares sold	3,156,667	$47,659,812	5,874,496	$84,631,941
Shares issued on reinvestment	2,768,925	42,357,259	2,405,753	35,162,786
Shares repurchased	(5,590,434)	(83,788,036)	(5,802,423)	(85,064,747)

Net Increase	335,158	$6,229,035	2,477,826	$34,729,980

Class R**
Shares sold	644	$10,000	—	—

Net Increase	644	$10,000	—	—

*	As of November 20, 2006, Class Y shares were renamed Class I shares.

**	For the period December 28, 2006 (commencement of operations) to December 31, 2006.

7.	Transfer of Net Assets

On March 4, 2005, the Fund acquired the assets and certain liabilities of the Smith Barney Group Spectrum Fund (“Group Spectrum Fund”) pursuant to a plan of reorganization approved by Group Spectrum Fund shareholders on February 25, 2005. Total shares issued by the Fund, the total net assets of the Group Spectrum Fund and total net assets of the Fund on the date of transfer were as follows:

Acquired Fund	Shares Issued by the Fund	Total Net Assets of the Group Spectrum Fund	Total Net Assets of the Fund
Group Spectrum Fund	6,003,489	$87,480,709	$6,014,143,916

The total assets of the Group Spectrum Fund before acquisition included unrealized appreciation of $9,078,269 and accumulated net realized loss of $103,082,333. The accumulated net realized loss from the Group Spectrum Fund is subject to various tax limitations that will result in $81,182,467 of these losses expiring unutilized. Therefore, only $21,899,866 will be available to offset future gains of the Fund. Total net assets of the Fund immediately after the transfer were $6,101,624,625. The transaction was structured to qualify as a tax-free reorganization under the Internal Revenue Code of 1986, as amended.

28          Legg Mason Partners Appreciation Fund, Inc. 2006 Annual Report

Notes to Financial Statements (continued)

8.	Income Tax Information and Distributions to Shareholders

The tax character of distributions paid during the fiscal years ended December 31, was as follows:

	2006	2005
Distributions paid from:
Ordinary income	$68,584,098	$53,828,198
Net long-term capital gains	313,688,955	285,806,932

Total Taxable Distributions	$382,273,053	$339,635,130

As of December 31, 2006, the components of accumulated earnings on a tax basis were as follows:

Undistributed ordinary income — net	$5,348,327
Undistributed long-term capital gains — net	58,895,708

Total undistributed earnings	64,244,035
Capital loss carryforward*	(14,941,704)
Other book/tax temporary differences(a)	(266,733)
Unrealized appreciation/(depreciation)(b)	1,861,795,205

Total accumulated earnings/(losses) — net	$1,910,830,803

*	During the taxable year ended December 31, 2006, the Fund utilized $3,735,426 of its capital loss carryover transferred from Group Spectrum Fund. As of December 31, 2006, the Fund had the following net capital loss carryforwards remaining:

Year of Expiration	Amount
12/31/2010	$(14,941,704)

These amounts will be available to offset any future taxable capital gains other than those that are attributable to appreciation in the Fund’s portfolio at the time of the reorganization subject to an annual limitation of $3,735,426.

(a)	Other book/tax temporary differences are attributable primarily to differences in the book/tax treatment of various items.
(b)	The difference between book-basis and tax-basis unrealized appreciation/(depreciation) is attributable primarily to the tax deferral of losses on wash sales.

9.	Regulatory Matters

On May 31, 2005, the U.S. Securities and Exchange Commission (“SEC”) issued an order in connection with the settlement of an administrative proceeding against SBFM and CGM relating to the appointment of an affiliated transfer agent for the Smith Barney family of mutual funds (the “Funds”).

The SEC order finds that SBFM and CGM willfully violated Section 206(1) of the Investment Advisers Act of 1940 (“Advisers Act”). Specifically, the order finds that SBFM and CGM knowingly or recklessly failed to disclose to the boards of the Funds in 1999 when proposing a new transfer agent arrangement with an affiliated transfer agent that: First Data Investors Services Group (“First Data”), the Funds’ then-existing transfer agent, had offered to continue as transfer agent and do the same work for substantially less money than before; and that Citigroup Asset Management (“CAM”), the Citigroup business unit that, at the time, included the Fund’s investment manager and other investment advisory companies, had entered into a side letter with First Data under which CAM agreed to recommend the appointment of First Data as sub-transfer agent to the affiliated transfer

Legg Mason Partners Appreciation Fund, Inc. 2006 Annual Report         29

Notes to Financial Statements (continued)

agent in exchange for, among other things, a guarantee by First Data of specified amounts of asset management and investment banking fees to CAM and CGM. The order also finds that SBFM and CGM willfully violated Section 206(2) of the Advisers Act by virtue of the omissions discussed above and other misrepresentations and omissions in the materials provided to the Funds’ boards, including the failure to make clear that the affiliated transfer agent would earn a high profit for performing limited functions while First Data continued to perform almost all of the transfer agent functions, and the suggestion that the proposed arrangement was in the Funds’ best interests and that no viable alternatives existed. SBFM and CGM do not admit or deny any wrongdoing or liability. The settlement does not establish wrongdoing or liability for purposes of any other proceeding.

The SEC censured SBFM and CGM and ordered them to cease and desist from violations of Sections 206(1) and 206(2) of the Advisers Act. The order requires Citigroup to pay $208.1 million, including $109 million in disgorgement of profits, $19.1 million in interest, and a civil money penalty of $80 million. Approximately $24.4 million has already been paid to the Funds, primarily through fee waivers. The remaining $183.7 million, including the penalty, has been paid to the U.S. Treasury and will be distributed pursuant to a plan submitted for the approval of the SEC. At this time, there is no certainty as to how the above-described proceeds of the settlement will be distributed, to whom such distributions will be made, the methodology by which such distributions will be allocated, and when such distributions will be made. The order also required that transfer agency fees received from the Funds since December 1, 2004, less certain expenses, be placed in escrow and provided that a portion of such fees might be subsequently distributed in accordance with the terms of the order. On April 3, 2006, an aggregate amount of approximately $9 million was distributed to the affected Funds.

The order required SBFM to recommend a new transfer agent contract to the Funds’ boards within 180 days of the entry of the order; if a Citigroup affiliate submitted a proposal to serve as transfer agent or sub-transfer agent, SBFM and CGM would have been required, at their expense, to engage an independent monitor to oversee a competitive bidding process. On November 21, 2005, and within the specified timeframe, the Fund’s Board selected a new transfer agent for the Fund. No Citigroup affiliate submitted a proposal to serve as transfer agent. Under the order, SBFM also must comply with an amended version of a vendor policy that Citigroup instituted in August 2004.

Although there can be no assurance, the Fund’s manager does not believe that this matter will have a material adverse effect on the Funds.

On December 1, 2005, Citigroup completed the sale of substantially all of its global asset management business, including SBFM, to Legg Mason.

10.	Legal Matters

Beginning in August 2005, five class action lawsuits alleging violations of federal securities laws and state law were filed against CGM and SBFM, (collectively, the “Defendants”) based on the May 31, 2005 settlement order issued against the Defendants by the SEC as described in Note 9. The complaints seek injunctive relief and compensatory and punitive damages, removal of SBFM as the advisor for the Smith Barney family of funds, rescission

30          Legg Mason Partners Appreciation Fund, Inc. 2006 Annual Report

Notes to Financial Statements (continued)

of the Funds’ management and other contracts with SBFM, recovery of all fees paid to SBFM pursuant to such contracts, and an award of attorneys’ fees and litigation expenses.

On October 5, 2005, a motion to consolidate the five actions and any subsequently filed, related action was filed. That motion contemplates that a consolidated amended complaint alleging substantially similar causes of action will be filed in the future.

As of the date of this report, the Fund’s investment manager believes that resolution of the pending lawsuit will not have a material effect on the financial position or results of operations of the Fund or the ability of the Fund’s investment manager and its affiliates to continue to render services to the Fund under their respective contracts.

*  *  *

Beginning in June 2004, class action lawsuits alleging violations of the federal securities laws were filed against CGM and a number of its then affiliates, including SBFM and Salomon Brothers Asset Management Inc. (“SBAM”), which were then investment adviser or manager to certain of the Funds (the “Managers”), substantially all of the mutual funds then managed by the Managers (the “Defendant Funds”), and Board Members of the Defendant Funds (collectively, the “Defendants”). The complaints alleged, among other things, that CGM created various undisclosed incentives for its brokers to sell Smith Barney and Salomon Brothers funds. In addition, according to the complaints, the Managers caused the Defendant Funds to pay excessive brokerage commissions to CGM for steering clients towards proprietary funds. The complaints also alleged that the Defendants breached their fiduciary duty to the Defendant Funds by improperly charging Rule 12b-1 fees and by drawing on fund assets to make undisclosed payments of soft dollars and excessive brokerage commissions. The complaints also alleged that the Defendant Funds failed to adequately disclose certain of the allegedly wrongful conduct. The complaints sought injunctive relief and compensatory and punitive damages, rescission of the Defendant Funds’ contracts with the Managers, recovery of all fees paid to the Managers pursuant to such contracts and an award of attorneys’ fees and litigation expenses.

On December 15, 2004, a consolidated amended complaint (the “Complaint”) was filed alleging substantially similar causes of action. On May 27, 2005, all of the Defendants filed motions to dismiss the Complaint. On July 26, 2006, the court issued a decision and order (1) finding that plaintiffs lacked standing to sue on behalf of the shareholders of the Funds in which none of the plaintiffs had invested (including the Fund) and dismissing those Funds from the case (although stating that they could be brought back into the case if standing as to them could be established), and (2) other than one stayed claim, dismissing all of the causes of action against the remaining Defendants, with prejudice, except for the cause of action under Section 36(b) of the 1940 Act, which the court granted plaintiffs leave to repeal as a derivative claim.

On October 16, 2006, plaintiffs filed their Second Consolidated Amended Complaint (“Second Amended Complaint”) which alleges derivative claims on behalf of nine funds identified in the Second Amended Complaint, under Section 36(b) of the 1940 Act, against CAM, SBAM, SBFM and CGM as investment advisers to the identified funds, as well as CGM as a distributor for the identified funds (collectively, the “Second Amended

Legg Mason Partners Appreciation Fund, Inc. 2006 Annual Report         31

Notes to Financial Statements (continued)

Complaint Defendants”). The Fund was not identified in the Second Amended Complaint. The Second Amended Complaint alleges no claims against any of the Funds or any of their Board Members. Under Section 36(b), the Second Amended Complaint alleges similar facts and seeks similar relief against the Second Amended Complaint Defendants as the Complaint.

Additional lawsuits arising out of these circumstances and presenting similar allegations and requests for relief may be filed in the future.

11.	Other Matters

On September 16, 2005, the staff of the SEC informed SBFM and SBAM that the staff is considering recommending that the SEC institute administrative proceedings against SBFM and SBAM for alleged violations of Section 19(a) and 34(b) of the 1940 Act (and related Rule 19a-1). The notification is a result of an industry wide inspection by the SEC and is based upon alleged deficiencies in disclosures regarding dividends and distributions paid to shareholders of certain funds. Section 19(a) and related Rule 19a-1 of the 1940 Act generally require funds that are making dividend and distribution payments to provide shareholders with a written statement disclosing the source of the dividends and distributions, and, in particular, the portion of the payments made from each of net investment income, undistributed net profits and/or paid-in capital. In connection with the contemplated proceedings, the staff may seek a cease and desist order and/or monetary damages from SBFM or SBAM.

Although there can be no assurance, the Fund’s manager believes that this matter is not likely to have a material adverse effect on the Fund.

12.	Special Shareholder Meeting and Reorganization

Shareholders approved a number of initiatives designed to streamline and restructure the fund complex. These matters generally are expected to be implemented in 2007. As noted in the proxy materials, Legg Mason will pay for a portion of the costs related to these initiatives. The portion of the costs that are borne by the Fund will be recognized in the period during which the expense is incurred. Such expenses relate to obtaining shareholder votes for proposals presented in the proxy, the election of board members, retirement of board members, as well as printing, mailing, and soliciting proxies. The portions of these costs borne by the Fund and reflected in the Statement of Operations are deemed extraordinary for expense cap purposes and are not subject to the Fund’s expense limitation agreement. See also “Additional Shareholder Information” at the end of this report.

13.	Recent Accounting Pronouncements

During June 2006, the Financial Accounting Standards Board (“FASB”) issued FASB Interpretation 48 (“FIN 48” or the “Interpretation”), Accounting for Uncertainty in Income Taxes — an interpretation of FASB Statement 109. FIN 48 supplements FASB Statement 109, Accounting for Income Taxes, by defining the confidence level that a tax position must meet in order to be recognized in the financial statements. FIN 48 prescribes a comprehensive model for how a fund should recognize, measure, present, and disclose in its financial statements uncertain tax positions that the fund has taken or expects to take on a

32          Legg Mason Partners Appreciation Fund, Inc. 2006 Annual Report

Notes to Financial Statements (continued)

tax return. FIN 48 requires that the tax effects of a position be recognized only if it is “more likely than not” to be sustained based solely on its technical merits. Management must be able to conclude that the tax law, regulations, case law, and other objective information regarding the technical merits sufficiently support the position’s sustainability with a likelihood of more than 50 percent. FIN 48 is effective for fiscal periods beginning after December 15, 2006, which for this Fund will be January 1, 2007. At adoption, the financial statements must be adjusted to reflect only those tax positions that are more likely than not to be sustained as of the adoption date. Management of the Fund has determined that adopting FIN 48 will not have a material impact on the Fund’s financial statements.

*  *  *

On September 20, 2006, FASB released Statement of Financial Accounting Standards No. 157 Fair Value Measurements (“FAS 157”). FAS 157 establishes an authoritative definition of fair value, sets out a framework for measuring fair value, and requires additional disclosures about fair value measurements. The application of FAS 157 is required for fiscal years beginning after November 15, 2007 and interim periods within those fiscal years. At this time, management is evaluating the implications of FAS 157 and its impact on the financial statements has not yet been determined.

Legg Mason Partners Appreciation Fund, Inc. 2006 Annual Report         33

Report of Independent Registered Public Accounting Firm

The Board of Directors and Shareholders

Legg Mason Partners Appreciation Fund, Inc.:

We have audited the accompanying statement of assets and liabilities, including the schedule of investments, of Legg Mason Partners Appreciation Fund, Inc. (formerly Smith Barney Appreciation Fund Inc.), as of December 31, 2006, and the related statement of operations for the year then ended, the statements of changes in net assets for each of the years in the two-year period then ended, and the financial highlights for each of the years in the five-year period then ended. These financial statements and financial highlights are the responsibility of the Fund’s management. Our responsibility is to express an opinion on these financial statements and financial highlights based on our audits.

We conducted our audits in accordance with the standards of the Public Company Accounting Oversight Board (United States). Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements. Our procedures included confirmation of securities owned as of December 31, 2006, by correspondence with the custodian and brokers or by other appropriate auditing procedures. An audit also includes assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. We believe that our audits provide a reasonable basis for our opinion.

In our opinion, the financial statements and financial highlights referred to above present fairly, in all material respects, the financial position of Legg Mason Partners Appreciation Fund, Inc. as of December 31, 2006, and the results of its operations for the year then ended, the changes in its net assets for each of the years in the two-year period then ended, and the financial highlights for each of the years in the five-year period then ended, in conformity with U.S. generally accepted accounting principles.

New York, New York

February 26, 2007

34          Legg Mason Partners Appreciation Fund, Inc. 2006 Annual Report

Additional Information (unaudited)

Information about Directors and Officers

The business and affairs of the Legg Mason Partners Appreciation Fund, Inc. (formerly known as Smith Barney Appreciation Fund Inc.) (“Fund”) are managed under the direction of the Board of Directors. Information pertaining to the Directors and officers of the Fund is set forth below. The Statement of Additional Information includes additional information about the Directors and is available, without charge, upon request by calling Legg Mason Partners Shareholder Services at 1-800-451-2010.

Name, Address, and Birth Year	Position(s) Held with Fund	Term of Office* and Length of Time Served	Principal Occupation(s) During Past 5 Years	Number of Portfolios in Fund Complex Overseen by Director	Other Board Memberships Held by Director
Non-Interested Directors:
Dwight B. Crane c/o R. Jay Gerken Legg Mason & Co, LLC (“Legg Mason”) 399 Park Avenue 4th Floor New York, NY 10022 Birth Year:1937	Director	Since 1995	Professor — Harvard Business School	46	None

Burt N. Dorsett c/o R. Jay Gerken Legg Mason 399 Park Avenue 4th Floor New York, NY 10022 Birth Year:1930	Director	Since 1991	President — Dorsett McCabe Capital Management Inc. (from 1986 to 2004); Chief Investment Officer of Leeb Capital Management, Inc. (from 1999 to 2003)	24	None

Stephen E. Kaufman c/o R. Jay Gerken Legg Mason 399 Park Avenue 4th Floor New York, NY 10022 Birth Year:1932	Director	Since 1995	Attorney	36	Trustee Consulting Group Capital Markets Funds

Cornelius C. Rose, Jr. c/o R. Jay Gerken Legg Mason 399 Park Avenue 4th Floor New York, NY 10022 Birth Year:1932	Director	Since 1991	Chief Executive Officer — Performance Learning Systems	24	None

Legg Mason Partners Appreciation Fund, Inc.         35

Additional Information (unaudited) (continued)

Name, Address, and Birth Year	Position(s) Held with Fund	Term of Office* and Length of Time Served	Principal Occupation(s) During Past 5 Years	Number of Portfolios in Fund Complex Overseen by Director	Other Board Memberships Held by Director
Interested Director:
R. Jay Gerken, CFA** Legg Mason 399 Park Avenue 4th Floor New York, NY 10022 Birth Year:1951	Chairman, President and Chief Executive Officer	Since 2002	Managing Director of Legg Mason; President and Chief Executive Officer of Legg Mason Partners Fund Advisors LLC (“LMPFA”), (Since 2006); President and Chief Executive Officer of Smith Barney Fund Management LLC (“SBFM”) and Citi Fund Management Inc. (“CFM”); President and Chief Executive Officer of certain mutual funds associated with Legg Mason; Formerly, Chairman of SBFM and CFM (from 2002 to 2006); Formerly, Chairman, President and Chief Executive of Travelers Investment Adviser, Inc. (from 2002 to 2005)	162	None

Officers:
Kaprel Ozsolak Legg Mason 125 Broad Street 11th Floor New York, NY 10004 Birth Year:1965	Chief Financial Officer and Treasurer	Since 2004	Director of Legg Mason; Chief Financial Officer and Treasurer of certain mutual funds associated with Legg Mason; Formerly, Controller of certain mutual funds associated with predecessor firms of Legg Mason or its predecessors (from 2002 to 2004)	N/A	N/A

36          Legg Mason Partners Appreciation Fund, Inc.

Additional Information (unaudited) (continued)

Name, Address, and Birth Year	Position(s) Held with Fund	Term of Office* and Length of Time Served	Principal Occupation(s) During Past 5 Years	Number of Portfolios in Fund Complex Overseen by Director	Other Board Memberships Held by Director
Ted P. Becker Legg Mason 399 Park Avenue 4th Floor New York, NY 10022 Birth Year:1951	Chief Compliance Officer	Since 2006	Director of Global Compliance at Legg Mason (Since 2006); Chief Compliance Officer of LMPFA (since 2006); Managing Director of Compliance at Legg Mason (since 2005); Chief Compliance Officer with certain mutual funds associated with Legg Mason, LMPFA and certain affiliates (since 2006); Managing Director of Compliance at Legg Mason or its predecessor (from 2002 to 2005); Prior to 2002, Managing Director — Internal Audit & Risk Review at Citigroup Inc.	N/A	N/A

John Chiota Legg Mason 300 First Stamford Place 4th Floor Stanford, CT 06902 Birth Year:1968	Chief Anti-Money Laundering Compliance Officer	Since 2006	Vice President of Legg Mason or its predecessor (since 2004); Chief Anti-Money Laundering Compliance Officer with certain mutual funds associated with Legg Mason or its affiliates (since 2006); Prior to August 2004, Chief AML Compliance Officer With TD Waterhouse	N/A	N/A

Legg Mason Partners Appreciation Fund, Inc.         37

Additional Information (unaudited) (continued)

Name, Address, and Birth Year	Position(s) Held with Fund	Term of Office* and Length of Time Served	Principal Occupation(s) During Past 5 Years	Number of Portfolios in Fund Complex Overseen by Director	Other Board Memberships Held by Director
Steven Frank Legg Mason 125 Broad Street 11th Floor New York, NY 10004 Birth Year:1967	Controller	Since 2005

Vice President of Legg Mason or its predecessor (since 2002); Controller of certain mutual funds associated with Legg Mason (since 2005);

Formerly, Assistant Controller of certain mutual funds associated with Legg Mason (from 2001 to 2005)

				N/A	N/A

Robert I. Frenkel Legg Mason 300 First Stamford Place 4th Floor Stamford, CT 06902 Birth Year: 1954	Secretary and Chief Legal Officer	Since 2003

Managing Director and

General Counsel of Global Mutual Funds for Legg Mason and its predecessor (since 1994); Secretary and Chief Legal Officer of mutual funds associated with Legg Mason (since 2003); Formerly Secretary of CFM (from 2001 to 2004)

				N/A	N/A

*	Each Director and Officer serves until his or her successor has been duly elected and qualified.

**	Mr. Gerken is an “interested person” of the Fund as defined in the Investment Company Act of 1940, as amended, because Mr. Gerken is an officer of LMPFA and certain of its affiliates.

38          Legg Mason Partners Appreciation Fund, Inc.

Additional Shareholder Information (unaudited)

Results of a Special Meeting of Shareholders

On December 11, 2006, a Special Meeting of Shareholders was held to vote on various proposals recently approved by the Fund’s Board Members. The following tables provide the number of votes cast for, against, and authority withheld as well as the number of abstentions and broker non-votes as to the following proposals: (1) elect Board Members and (2) Revise Fundamental Investment Policies.

Proposal 1: Elect Board Members

Nominees	Votes For	Authority Withheld	Abstentions
Paul R. Ades	198,058,679.756	5,172,629.280	0.000
Andrew L. Beech	196,141,192.208	5,090,116.828	0.000
Dwight B. Crane	195,969,518.181	5,261,790.855	0.000
Robert M. Frayn, Jr.	195,862,116.930	5,369,192.106	0.000
Frank G. Hubbard	196,052,095.186	5,179,213.850	0.000
Howard J. Johnson	195,987,868.452	5,243,440.584	0.000
David E. Maryatt	195,968,957.616	5,262,351.420	0.000
Jerome H. Miller	196,006,770.038	5,224,538.998	0.000
Ken Miller	196,030,638.523	5,200,670.513	0.000
John J. Murphy	196,009,971.819	5,221,337.217	0.000
Thomas F. Schlafy	196,014,643.355	5,216,665.681	0.000
Jerry A. Viscione	195,055,807.515	5,175,501.521	0.000
R. Jay Gerken, CFA	195,973,513.117	5,257,795.919	0.000

Proposal 2: Revise Fundamental Investment Policies

Items Voted On	Votes For	Votes Against	Abstentions	Broker Non-Votes
Borrowing Money	184,234,659.557	5,082,993.491	4,486,003.988	7,427,652.000
Underwriting	184,648,738.691	4,606,140.468	4,548,777.877	7,427,652.000
Lending	184,452,113.471	5,009,226.827	4,342,316.738	7,427,652.000
Issuing Senior Securities	184,712,053.229	4,674,284.811	4,417,318.996	7,427,652.000
Real Estate	184,948,003.818	4,472,934.105	4,382,719.113	7,427,652.000
Commodities	184,566,016.577	4,851,818.903	4,385,821.556	7,427,652.000
Concentration	184,708,735.070	4,633,352.858	4,461,569.108	7,427,652.000
Diversification	184,545,476.077	4,947,006.118	4,311,174.841	7,427,652.000
Non-Fundamental	183,624,667.277	5,774,101.889	4,404,887.870	7,427,652.000

Legg Mason Partners Appreciation Fund, Inc.         39

Important Tax Information (unaudited)

The following information is provided with respect to the distributions paid during the taxable year ended December 31, 2006:

Record Date:	6/22/2006	12/7/2006	12/26/2006
Payable Date:	6/23/2006	12/8/2006	12/27/2006

Ordinary Income:
Qualified Dividend Income for Individuals	100.00%	—	100.00%
Dividends Qualifying for the Dividends Received Deduction for Corporations	100.00%	—	100.00%

Long-Term Capital Gain Dividend	$0.123198	$0.699246	—

Please retain this information for your records.

40          Legg Mason Partners Appreciation Fund, Inc.

Legg Mason Partners Appreciation Fund, Inc.

DIRECTORS Dwight B. Crane Burt N. Dorsett R. Jay Gerken, CFA Chairman Stephen E. Kaufman Cornelius C. Rose, Jr.

INVESTMENT MANAGER

Legg Mason Partners Fund Advisor, LLC

SUBADVISER

ClearBridge Advisors, LLC

DISTRIBUTORS

Citigroup Global Markets Inc.

Legg Mason Investor
Services, LLC

PFS Investments Inc.

CUSTODIAN

State Street Bank and Trust Company

TRANSFER AGENT

PFPC Inc.

4400 Computer Drive

Westborough,

Massachusetts 01581

INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM

KPMG LLP

345 Park Avenue

New York, New York 10154

This report is submitted for the general information of the shareholders of Legg Mason Partners Appreciation Fund, Inc., but it also may be used as sales literature when preceded or accompanied by the current prospectus.

This report must be preceded or accompanied by a free prospectus. Investors should consider the Fund’s investment objectives, risks, charges and expenses carefully before investing. The prospectus contains this and other important information about the Fund. Please read the prospectus carefully before investing.

www.leggmason.com/InvestorServices

©2007 Legg Mason Investor Services, LLC.

Member NASD, SIPC

FD0312 2/07	SR07-273

Legg Mason Partners Appreciation Fund, Inc.

LEGG MASON PARTNERS APPRECIATION FUND, INC.

Legg Mason Partners Funds

125 Broad Street

10th Floor, MF-2

New York, New York 10004

The Fund files its complete schedule of portfolio holdings with the Securities and Exchange Commission (“Commission”) for the first and third quarters of each fiscal year on Form N-Q. The Fund’s Forms N-Q are available on the Commission’s website at www.sec.gov. The Fund’s Forms N-Q may be reviewed and copied at the Commission’s Public Reference Room in Washington, D.C., and information on the operation of the Public Reference Room may be obtained by calling 1-800-SEC-0330. To obtain information on Form N-Q from the Fund, shareholders can call Legg Mason Partners Shareholder Services at 1-800-451-2010.

Information an how the Fund voted proxies relating to portfolio securities during the prior 12-month period ended June 30th of each year and a description of the policies and procedures that the Fund uses to determine how to vote proxies related to portfolio transactions is available (1) without charge, upon request, by calling 1-800-451-2010, (2) on each Fund’s website at www.leggmason.com/InvestorServices and (3) on the SEC’s website at www.sec.gov.

ITEM 2.	CODE OF ETHICS.

The registrant has adopted a code of ethics that applies to the registrant’s principal executive officer, principal financial officer, principal accounting officer or controller.

ITEM 3.	AUDIT COMMITTEE FINANCIAL EXPERT.

The Board of Trustees of the registrant has determined that Dwight B. Crane, the Chairman of the Board’s Audit Committee, possesses the technical attributes identified in Instruction 2(b) of Item 3 to Form N-CSR to qualify as an “audit committee financial expert,” and has designated Mr. Crane as the Audit Committee’s financial expert. Mr. Crane is an “independent” Trustee pursuant to paragraph (a)(2) of Item 3 to Form N-CSR.

ITEM 4.	PRINCIPAL ACCOUNTANT FEES AND SERVICES.

a) Audit Fees. The aggregate fees billed in the last two fiscal years ending December 31, 2005 and December 31, 2006 (the “Reporting Periods”) for professional services rendered by the Registrant’s principal accountant (the “Auditor”) for the audit of the Registrant’s annual financial statements, or services that are normally provided by the Auditor in connection with the statutory and regulatory filings or engagements for the Reporting Periods, were $36,500 in 2005 and $37,000 in 2006.

b) Audit-Related Fees. There were no fees billed in the Reporting Periods for assurance and related services by the Auditor that are reasonably related to the performance of the audit of the Registrant’s financial statements and are not reported under paragraph (a) of this Item 4.

In addition, there were no Audit-Related Fees billed in the Reporting Period for assurance and related services by the Auditor to the Registrant’s investment adviser (not including any sub-adviser whose role is primarily portfolio management and is subcontracted with or overseen by another investment adviser), and any entity controlling, controlled by or under common control with the investment adviser that provides ongoing services to the Legg Mason Partners Appreciation Fund Inc. (“service affiliates”), that were reasonably related to the performance of the annual audit of the service affiliates. Accordingly, there were no such fees that required pre-approval by the Audit Committee for the Reporting Periods (prior to May 6, 2003 services provided by the Auditor were not required to be pre-approved).

(c) Tax Fees. The aggregate fees billed in the Reporting Periods for professional services rendered by the Auditor for tax compliance, tax advice and tax planning (“Tax Services”) were $5,900 in 2005 and $3,600 in 2006. These services consisted of (i) review or preparation of U.S. federal, state, local and excise tax returns; (ii) U.S. federal, state and local tax planning, advice and assistance regarding statutory, regulatory or administrative developments, and (iii) tax advice regarding tax qualification matters and/or treatment of various financial instruments held or proposed to be acquired or held.

There were no fees billed for tax services by the Auditors to service affiliates during the Reporting Periods that required pre-approval by the Audit Committee.

d) All Other Fees. There were no other fees billed in the Reporting Periods for products and services provided by the Auditor, other than the services reported in paragraphs (a) through (c) of this Item for the Legg Mason Partners Appreciation Fund Inc.

All Other Fees. There were no other non-audit services rendered by the Auditor to Smith Barney Fund Management LLC (“SBFM”), and any entity controlling, controlled by or under common control with SBFM that provided ongoing services to Legg Mason Partners Appreciation Fund Inc. requiring pre-approval by the Audit Committee in the Reporting Period.

(e) Audit Committee’s pre–approval policies and procedures described in paragraph (c) (7) of Rule 2-01 of Regulation S-X.

(1) The Charter for the Audit Committee (the “Committee”) of the Board of each registered investment company (the “Fund”) advised by Smith Barney Fund Management LLC or Salomon Brothers Asset Management Inc. or one of their affiliates (each, an “Adviser”) requires that the Committee shall approve (a) all audit and permissible non-audit services to be provided to the Fund and (b) all permissible non-audit services to be provided by the Fund’s independent auditors to the Adviser and any Covered Service Providers if the engagement relates directly to the operations and financial reporting of the Fund. The Committee may implement policies and procedures by which such services are approved other than by the full Committee.

The Committee shall not approve non-audit services that the Committee believes may impair the independence of the auditors. As of the date of the approval of this Audit Committee Charter, permissible non-audit services include any professional services (including tax services), that are not prohibited services as described below, provided to the Fund by the independent auditors, other than those provided to the Fund in connection with an audit or a review of the financial statements of the Fund. Permissible non-audit services may not include: (i) bookkeeping or other services related to the accounting records or financial statements of the Fund; (ii) financial information systems design and implementation; (iii) appraisal or valuation services, fairness opinions or contribution-in-kind reports; (iv) actuarial services; (v) internal audit outsourcing services; (vi) management functions or human resources; (vii) broker or dealer, investment adviser or investment banking services; (viii) legal services and expert services unrelated to the audit; and (ix) any other service the Public Company Accounting Oversight Board determines, by regulation, is impermissible.

Pre-approval by the Committee of any permissible non-audit services is not required so long as: (i) the aggregate amount of all such permissible non-audit services provided to the Fund, the Adviser and any service providers controlling, controlled by or under common control with the Adviser that provide ongoing services to the Fund (“Covered Service Providers”) constitutes not more than 5% of the total amount of revenues paid to the independent auditors during the fiscal year in which the permissible non-audit services are provided to (a) the Fund, (b) the Adviser and (c) any entity controlling, controlled by or under common control with the Adviser that provides ongoing services to the Fund during the fiscal year in which the services are provided that would have to be approved by the Committee; (ii) the permissible non-audit services were not recognized by the Fund at the time of the engagement to be non-audit services; and (iii) such services are promptly brought to the attention of the Committee and approved by the Committee (or its delegate(s)) prior to the completion of the audit.

(2) For the Legg Mason Partners Investment Trust, the percentage of fees that were approved by the audit committee, with respect to: Audit-Related Fees were 100% and 0% for 2005 and 2006; Tax Fees were 100% and 0% for 2005 and 2006; and Other Fees were 100% and 0% for 2005 and 2006.

(f) N/A

(g) Non-audit fees billed by the Auditor for services rendered to Legg Mason Partners Appreciation Fund Inc. and CAM and any entity controlling, controlled by, or under common control with CAM that provides ongoing services to Legg Mason Partners Appreciation Fund Inc. during the reporting period were $0 in 2006 for fees related to the transfer agent matter as fully described in the notes the financial statements titled “additional information” and $75,000 for 2005.

(h) Yes. Legg Mason Partners Appreciation Fund Inc.’s Audit Committee has considered whether the provision of non-audit services that were rendered to Service Affiliates, which were not pre-approved (not requiring pre-approval), is compatible with maintaining the Accountant’s independence. All services provided by the Auditor to the Legg Mason Partners Appreciation Fund Inc. or to Service Affiliates, which were required to be pre-approved, were pre-approved as required.

ITEM 5.	AUDIT COMMITTEE OF LISTED REGISTRANTS.

Not applicable.

ITEM 6.	SCHEDULE OF INVESTMENTS.

Included herein under Item 1.

ITEM 7.	DISCLOSURE OF PROXY VOTING POLICIES AND PROCEDURES FOR CLOSED-END MANAGEMENT INVESTMENT COMPANIES.

Not applicable.

ITEM 8.	PORTFOLIO MANAGERS OF CLOSED-END MANAGEMENT INVESTMENT COMPANIES.

Not applicable.

ITEM 9.	PURCHASES OF EQUITY SECURITIES BY CLOSED-END MANAGEMENT INVESTMENT COMPANY AND AFFILIATED PURCHASERS.

Not applicable.

ITEM 10.	SUBMISSION OF MATTERS TO A VOTE OF SECURITY HOLDERS.

Not applicable.

ITEM 11.	CONTROLS AND PROCEDURES.

(a)	The registrant’s principal executive officer and principal financial officer have concluded that the registrant’s disclosure controls and procedures (as defined in Rule 30a- 3(c) under the Investment Company Act of 1940, as amended (the “1940 Act”)) are effective as of a date within 90 days of the filing date of this report that includes the disclosure required by this paragraph, based on their evaluation of the disclosure controls and procedures required by Rule 30a-3(b) under the 1940 Act and 15d-15(b) under the Securities Exchange Act of 1934.

(b)	There were no changes in the registrant’s internal control over financial reporting (as defined in Rule 30a-3(d) under the 1940 Act) that occurred during the registrant’s last fiscal half-year (the registrant’s second fiscal half-year in the case of an annual report) that have materially affected, or are likely to materially affect the registrant’s internal control over financial reporting.

ITEM 12.	EXHIBITS.

(a)(1) Code of Ethics attached hereto.

Exhibit 99.CODE ETH

(a) (2) Certifications pursuant to section 302 of the Sarbanes-Oxley Act of 2002 attached hereto.

Exhibit 99.CERT

(b) Certifications pursuant to Section 906 of the Sarbanes-Oxley Act of 2002 attached hereto.

Exhibit 99.906CERT

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, the registrant has duly caused this Report to be signed on its behalf by the undersigned, there unto duly authorized.

Legg Mason Partners Appreciation Fund, Inc.

By:	/s/ R. Jay Gerken
(R. Jay Gerken)
Chief Executive Officer of
Legg Mason Partners Appreciation Fund, Inc.

Date:	March 9, 2007

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, this report has been signed below by the following persons on behalf of the registrant and in the capacities and on the dates indicated.

By:	/s/ R. Jay Gerken
(R. Jay Gerken)
Chief Executive Officer of
Legg Mason Partners Appreciation Fund, Inc.

Date:	March 9, 2007

By:	/s/ Kaprel Ozsolak
(Kaprel Ozsolak)
Chief Financial Officer of
Legg Mason Partners Appreciation Fund, Inc.

Date:	March 9, 2007